EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 9, 2015, is by and among TapImmune Inc., a Nevada corporation with offices located at 1551 Eastlake Avenue East, Suite 100, Seattle, Washington 98102 (the “Company”), and the investor listed on the Schedule of Buyers attached hereto (“Buyer”).

RECITALS

A.           The Company and Buyer desire to enter into this transaction to purchase the Common Shares and Warrants (as defined below) set forth herein pursuant to a currently effective shelf registration statement on Form S-3 (Registration Number 333-196115) (the “Registration Statement”), which provides, among other things, for the registration of the offer and sale of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) and warrants to purchase Common Stock and has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”).

B.           Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (3) on the Schedule of Buyers (which shall collectively be referred to herein as the “Common Shares”), (ii) a warrant to initially acquire at an exercise price of $1.50 per share up to the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (4) on the Schedule of Buyers, in the form attached hereto as Exhibit A (individually, a “Series A-1 Warrant” and, collectively, the “Series A-1 Warrants”) (as exercised, collectively, the “Series A-1 Warrant Shares”), (iii) a warrant in the form attached hereto as Exhibit B (individually, a “Series B-1 Warrant” and, collectively, the “Series B-1 Warrants”) (as exercised, collectively, the “Series B-1 Warrant Shares”) to initially acquire at an exercise price of $0.40 per share up to the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (5) on the Schedule of Buyers, (iv) a warrant in the form attached hereto as Exhibit C  (individually, a “Series C-1 Warrant” and, collectively, the “Series C-1 Warrants”) (as exercised, collectively, the “Series C-1 Warrant Shares”) to acquire at an exercise price of $1.00 per share up to the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (6) on the Schedule of Buyers, (v) a warrant in the form attached hereto as Exhibit D (individually, a “Series D-1 Warrant” and, collectively, the “Series D-1 Warrants”) (as exercised, collectively, the “Series D-1 Warrant Shares”) to initially acquire at an exercise price of $0.75 per share up to the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (7) on the Schedule of Buyers and (vi) a warrant in the form attached  hereto as Exhibit E (individually, a “Series E-1 Warrant” and, collectively, the “Series E-1 Warrants”) (as exercised, collectively, the “Series E-1 Warrant Shares”) to acquire at an initial exercise price of $1.25 per share up to the aggregate number of shares of Common Stock set forth opposite Buyer’s name in column (8) on the Schedule of Buyers.  The Series A-1 Warrants, the Series B-1 Warrants, the Series C-1 Warrants, the Series D-1 Warrants and the Series E-1 Warrants are collectively referred to herein as the “Warrants.” The Series A-1 Warrant Shares, the Series B-1 Warrant Shares, the Series C-1 Warrant Shares, the Series D-1 Warrant Shares and the Series E-1 Warrant Shares are collectively referred to herein as the “Warrant Shares.”

C.           The Common Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

D.           The parties hereto each understand that this Securities Purchase Agreement and the purchase and sale contemplated hereby is unconditional and binding on all parties hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

    (a)           Purchase of Common Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company on the Closing Date (as defined below), (i) the number of Common Shares as is set forth opposite Buyer’s name in column (3) on the Schedule of Buyers,  (ii) a Series A-1 Warrant to initially acquire up to the aggregate number of Series A-1 Warrant Shares as is set forth opposite Buyer’s name in column (4) on the Schedule of Buyers, (iii) a Series B-1 Warrant to initially acquire up to the aggregate number of Series B-1 Warrant Shares opposite Buyer’s name in column (5) on the Schedule of Buyers, (iv) a Series D-1 Warrant to initially acquire up to the aggregate number of Series D-1 Warrant Shares set forth opposite Buyer’s name in column (6) on the Schedule of Buyers, (v) a Series C-1 Warrant to initially acquire up to (A) the aggregate number of Series C-1 Warrant Shares set forth opposite Buyer’s name in column (7) on the Schedule of Buyers and (vi) a Series E-1 Warrant to initially acquire up to the aggregate number of Series E-1 Warrant Shares set forth opposite Buyer’s name in column (8) on the Schedule of Buyers.

(b)           Purchase Price.  The aggregate purchase price for the Common Shares and related Warrants to be purchased by Buyer (the “Purchase Price”) shall be the amount set forth opposite Buyer’s name in column (9) on the Schedule of Buyers which shall be equal to the amount of $0.20 per Common Share and the related Warrants.

(c)           Closing. The closing (the “Closing”) of the purchase of the Common Shares and Warrants by the Buyer shall occur at the offices of Vinson & Elkins L.L.P. (“Vinson & Elkins”), 2801 Via Fortuna, Suite 100, Austin, Texas, 78746. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Section 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and Buyer) provided that such date shall not be later than the third (3rd) Trading Day (as defined in the Warrants) after the date hereof. As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d)           Form of Payment; Deliveries.  On the Closing Date, (i) Buyer shall pay the Purchase Price to the Company for the Common Shares and the related Warrants to be issued and sold to Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall (A) cause Island Stock Transfer (together with any subsequent transfer agent, the “Transfer Agent”) through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program to credit, without restriction, to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian (“DWAC”) system such aggregate number of Common Shares that Buyer is purchasing at such Closing as is set forth opposite Buyer’s name in column (3) on the Schedule of Buyers, (B) deliver to Buyer warrant certificates, in the forms attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E, pursuant to which Buyer shall have the right to initially acquire up to the number of Warrant Shares as is set forth opposite Buyer’s name in columns ((4), (5), (6), (7) and (8), respectively, on the Schedule of Buyers and (C) deliver to Buyer the other documents, instruments and certificates set forth in Section 6.  Notwithstanding anything to the contrary contained in the Warrants, all Warrant Shares shall be delivered via DWAC.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company that:

(a)           Organization; Authority.  Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

(b)           Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and constitutes the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           No Conflicts.  The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

(d)           Certain Trading Activities.  Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of January 1, 2015 and ending immediately prior to the execution of this Agreement by Buyer (it being understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock). “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer that:

(a)           Organization and Qualification.  The Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents.  “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing is individually referred to herein as a “Subsidiary.”

(b)           Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of the prospectus supplement required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (the “Prospectus Supplement”)

supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”), a Current Report on Form 8-K, and any other filings as may be required by any state securities agencies, all of which shall be made prior to the Closing) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body in connection therewith.  This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.  “Transaction Documents” means, collectively, this Agreement, the Warrants, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)           Issuance of Securities; Registration Statement.  The issuance of the Common Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issuance thereof.  As of the Closing, the Company shall have reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).  The issuance of the Warrant Shares is duly authorized, and upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  The issuance by the Company of the Securities has been properly registered under the 1933 Act, the Securities are being issued pursuant to the Registration Statement and all of the Securities are freely transferable and freely tradable by the Buyer without restriction.  The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.  The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder and as contemplated by the other Transaction Documents.  Upon receipt of the Securities, the Buyer will have good and marketable title to the Securities.  The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, comply and complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations.  At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company meets all of the requirements for the use of Form S-3 under the 1933 Act for the offering and sale of the Securities contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act.  The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.  At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act).  The Company (i) has not distributed any offering material in connection with the offering and sale of any of the Securities and (ii) until Buyer does not hold any of the Securities, shall not distribute any offering material in connection with the offering and sale of any of the Securities to, or by, the Buyer, in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement.  The Securities conform in all respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Prospectus Supplement (or any amendment or other supplement thereto).

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the Warrants and Warrant Shares and the reservation for issuance of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificates of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries (including the Bylaws), any capital stock of the Company or any of its Subsidiaries, (ii) result in the adjustment of the exercise, conversion or exchange price and/or ratio in respect of any securities of the Company or any of its Subsidiaries, result in any such securities exercisable, convertible or exchangeable for a greater number of underlying securities, or require the approval or the receipt of waivers from any holders of any instrument or class of securities or counterparties to any agreement or understanding to which the Company or any Subsidiary is a party, (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iv) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state and foreign securities laws and regulations and the rules and regulations of the Over-the-Counter Bulletin Board of the Financial Industry Regulatory Authority, Inc. (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)           Consents.  The Company is not required to obtain any consent from, authorization or order of, or make any filing which has not already been obtained or made (including, without limitation as to the listing or quotation on the Principal Market of the Common Shares and the Warrant Shares upon issuance) or registration with (other than the filing with the SEC of the Prospectus Supplement, a Current Report on Form 8-K, and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing will have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.  The Company is not in violation of the requirements of the Principal Market or foreign, federal, state or local securities laws, and has no knowledge of any facts or circumstances which could reasonably lead to such violation or delisting or suspension of the Common Stock in the foreseeable future.  No statute, rule, regulation, executive order, decree, ruling or injunction has been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of any of the transactions contemplated by the Transaction Documents, and no actions, suits or proceedings are pending or threatened by any Person that seeks to enjoin, prohibit or otherwise adversely affect any of the transactions contemplated by the Transaction Documents.

(f)           Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the prior to the conclusion of the Transaction, Buyer is not (i) an officer or director of the Company or any of its Subsidiaries or (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company (an “Affiliate”) or any of its Subsidiaries.  The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities.  The Company further represents to Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.  The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(g)           Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby.

(h)           No Integrated Offering.  None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.  No registration of the offer, sale or transfer of any of the Securities is required, except for registration contemplated hereby pursuant to the Registration Statement.

(i)           Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents of the Company or the laws of the jurisdiction of its incorporation or otherwise that can be waived by approval of the board of directors and which is or could become applicable to Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and Buyer’s ownership of the Securities.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(j)           SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).  No other information provided by or on behalf of the Company to Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary, in order to make the statements therein not misleading, in light of the circumstances under which they are or were made.

(k)           Absence of Certain Changes.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as disclosed in the SEC Documents filed subsequent thereto, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations or financial condition of the Company.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as disclosed in the SEC Documents filed subsequent thereto, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below).  For purposes of this Section 3(k), “Insolvent” means, (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.  Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(l)           No Undisclosed Events, Liabilities, Developments or Circumstances.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as disclosed in the SEC Documents filed subsequent thereto, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or their respective businesses, properties, liabilities, operations or financial conditions that (i) is required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, or (ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)           Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, Bylaws, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future and the Company is in compliance with all requirements in order to maintain listing or quotation on the Principal Market (including reporting requirements under the 1934 Act).  Since January 1, 2012, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or, except as disclosed in the SEC Documents, the Principal Market regarding or relating to the suspension or delisting of the Common Stock from the Principal Market.  The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)           Foreign Corrupt Practices; Certain Other Unlawful Matters.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (or rules or regulations or interpretations thereunder); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee or otherwise.  The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed.  Reg.  49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(o)           Sarbanes-Oxley Act.  The Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002, and all applicable rules and regulations promulgated by the SEC thereunder.

(p)           Transactions With Affiliates.  None of the officers, directors or employees or Affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director or employee or Affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(q)           Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 500,000,000 shares of Common Stock, of which 27,638,815 shares are issued and outstanding and 39,617,507 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 10,000,000 shares of preferred stock, of which, (A) 1,250,000 shares have been designated as Series A Preferred Stock and (B) 1,500,000 shares have been designated as Series B Preferred Stock, and in each case, no shares are issued and outstanding.  No shares of Common Stock are held in treasury.  All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. 801,009 shares of the Company’s issued and outstanding Common Stock on the date hereof are owned by Persons who are “Affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “Affiliates” without conceding that any such Persons are “Affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries.  None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries. Except as set forth in the SEC Documents, (A) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (B) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not reasonably be expected to have a Material Adverse Effect.  The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(r)           Indebtedness and Other Contracts.  Neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party or parties to such contract, agreement or instrument could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, individually or in the aggregate, in the judgment of the Company’s officers, has or could reasonably be expected to have a Material Adverse Effect since the date of the Company’s most recent audited financial statements contained in a Form 10-K.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(s)           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries.  The SEC has not issued any stop order or other order suspending the effectiveness of the Registration Statement.

(t)           Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(u)           Employee Relations.  Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  No executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected by the Company to be, in connection with employment by the Company, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(v)           Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.  Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(w)           Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement.  The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights.  The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(x)           Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws of the applicable jurisdictions to which the Company is subject relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(y)           Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(z)           Tax Status.  The Company and each of its Subsidiaries (i) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due, except those being contested in good faith and (ii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which returns, reports or declarations were due.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.  The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(aa)           Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(bb)           Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)          Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an Affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(dd)          Acknowledgement Regarding Buyer’ Trading Activity.  It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyer have been asked by the Company or any of its Subsidiaries to agree, nor has Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) Buyer, and counterparties in “derivative” transactions to which Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to Buyer’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction.  The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyer may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Warrant Shares deliverable with respect to the Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ee)          Manipulation of Price.  Neither the Company nor any of its Subsidiaries has, and no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(ff)           U.S. Real Property Holding Corporation.  Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by the Buyer, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon Buyer’s request.

(gg)          Registration Eligibility.  The Company is eligible to register the issuance and sale of the Securities to the Buyer using Form S-3 promulgated under the 1933 Act.

(hh)         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance and sale of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ii)            Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA or to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

(jj)            Registration Rights.  No holder of securities of the Company has rights to the registration of any securities of the Company because of the issuance of the Securities hereunder that could expose the Company to material liability or Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(kk)          Public Utility Holding Act.  None of the Company nor any of its Subsidiaries is a “holding company,” or an “Affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ll)            Federal Power Act.  None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(mm)        Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents.  The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company.  Each written disclosure provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.  The Company acknowledges and agrees that Buyer does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.	COVENANTS.

(a)           Maintenance of Registration Statement.  For so long as any of the Warrants remain outstanding, the Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement for the issuance thereunder of the Warrant Shares, provided that, if at any time while the Warrants are outstanding the Company shall be ineligible to utilize Form S-3 (or any successor form) for the purpose of issuance of the Warrant Shares, the Company shall use its reasonable best efforts to promptly amend the Registration Statement on such other form as may be necessary to maintain the effectiveness of the Registration Statement for this purpose.  If at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Securities or any prospectus contained therein is not available for use, the Company shall immediately notify the holders of the Securities in writing that the Registration Statement is not then effective or a prospectus contained therein is not available for use and thereafter shall promptly notify such holders when the Registration Statement is effective again and available for the issuance of the Securities or such prospectus is again available for use.

(b)           Prospectus Supplement and Blue Sky.  Immediately prior to execution of this Agreement, the Company shall have delivered, and as soon as practicable after execution of this Agreement the Company shall file, but in no event later than 9:30 a.m. on the Trading Day following the date hereof, the Prospectus Supplement with respect to the Securities as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder.  The Company shall have taken immediately upon execution of this Agreement such action, if any, as required in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.  Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.  The Company shall use its reasonable best efforts to take all necessary action to ensure the compliance with all applicable securities laws (including without limitation “Blue Sky” laws) of the issuance of any Warrant Shares from time to time upon exercise of the Warrants.

(c)           Reporting Status.  Until the date on which no Warrants are outstanding (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)           Financial Information.  The Company agrees to send the following to Buyer during the Reporting Period, unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, (i) a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(e)           Listing.  The Company has secured the listing of all of the Common Shares and Warrant Shares (subject to notice of issuance) on the Principal Market in connection with the transactions contemplated hereby and by the Warrants and shall promptly (but in no event later than the Closing Date) secure the listing or designation for quotation (as the case may be) of all of the Common Shares and Warrant Shares (subject to official notice of issuance) upon each other national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) and shall maintain such listing or designation for quotation (as the case may be) of all the shares of Common Stock from time to time issuable under the terms of the Transaction Documents on the Principal Market and such national securities exchange or automated quotation system.  The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Market, the Nasdaq Capital Market or the Nasdaq Global Select Market (each, an “Eligible Market”).  Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market (other than in connection with listing on a different Eligible Market).  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

(f)           Fees.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees payable to the Company’s placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to Buyer.

(g)           Pledge of Securities.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Buyer shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by Buyer.

(h)           Disclosure of Transactions and Other Material Information.  The Company shall, on or before 9:30 a.m.  (but in no event prior to 9:15 a.m.), New York time, on the Trading Date following the date hereof issue a press release (the “Press Release”) reasonably acceptable to the Buyer and the Company disclosing all the material terms of the transactions contemplated by the Transaction Documents.  On the date hereof, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the form of Warrants) (including all attachments, the “8-K Filing”).  From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to the Buyer by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents.  In addition, effective after the issuance of the Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents, not to, provide Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of Buyer.  If Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, it may provide the Company with written notice thereof. The Company shall, within two (2) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of any of the foregoing covenants by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of Buyer), in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure.  To the extent that the Company delivers any material, non-public information to Buyer without Buyer's consent, the Company hereby covenants and agrees that Buyer shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, any of its Subsidiaries nor Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Unless required by applicable law, without the prior written consent of the applicable Buyer, the Company shall not (and shall cause each of its Subsidiaries and Affiliates to not) disclose the name of Buyer in any filing (other than in the Transaction Documents filed as exhibits to the 8-K Filing), announcement, release or otherwise.  Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that Buyer has not had, and Buyer shall not have (unless expressly agreed to by Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(i)           Additional Issuance of Securities.  The Company agrees that for the period commencing on the date hereof and ending on March 29, 2015 (the “Restricted Period”), unless otherwise consented to in writing by Buyer, neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any Common Stock or any security or any debt or other instrument convertible or exchangeable or exercisable into Common Stock or which constitutes (or would constitute but for lack of a fixed exercise or conversion or similar price or if it were not solely cash settled) a “derivative security” (as defined under the rules and regulations under Section 16 of the 1934 Act) or otherwise an equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act) or which does or would otherwise constitute any Option or Convertible Security (as defined in the Warrants) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”).  Notwithstanding the foregoing, the immediately preceding sentence in this Section 4(i) shall not apply in respect of the issuance of (A) shares of Common Stock or standard options to purchase Common Stock or other standard equity linked securities (e.g., stock appreciation rights) to directors, officers, employees or consultants of the Company in their capacity as such pursuant to an Approved Share Plan (as defined below); provided that (1) all such issuances that are exercisable or vest during the Restricted Period (taking into account the shares of Common Stock issuable upon exercise of such options and equity linked securities that are exercisable or vest during the Restricted Period, but not including shares issuable pursuant to Options or Convertible Securities outstanding as of the date hereof) and are issued after the date hereof pursuant to this clause (A) do not, in the aggregate, exceed more than (i) 1,000,000 shares of Common Stock or standard options to purchase Common Stock or other standard equity linked securities (e.g., stock appreciation rights) to directors, officers or employees and (ii) 1,000,000 shares of Common Stock or standard options to purchase Common Stock or other standard equity linked securities (e.g., stock appreciation rights) to any person (provided that no more than 250,000 shall be issued as compensation for investor relation services); (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects the Buyer and (3) the issuance price of Common Stock or the exercise price of any such options is not lower than the higher of (i) $0.30 or (ii) the closing price of the Company’s Common Stock on the OTC Bulletin Board on the trading day prior to the issuance of such Common Stock or option; (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof to the extent issued pursuant to their terms as of the date hereof; (C) the Common Shares and the Warrants; (D) the Warrant Shares; (E) issuances of equity to a seller, or in the case of a merger, the shareholders of the target company in such merger, or the officers or employees thereof, in each case in connection with a bona fide merger, business combination transaction or acquisition of stock or assets outside of the ordinary course; (F) a stock split or other subdivision or combination, or a stock dividend made to all holders of any Company equity on a pro rata basis; or (G) issuances of Common Stock or Convertible Securities in connection with strategic partnerships, joint ventures, licensing, acquisition of assets or technology, or similar arrangements approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person)

which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities (each of the foregoing in clauses (A) through (G), collectively the “Excluded Securities”). “Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and equity securities may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(j)           Reservation of Shares.  So long as any of the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of all the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).

(k)           Conduct of Business.  So long as any of the Warrants remain outstanding, the business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity in any jurisdiction to which the Company is subject, except where such violations could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(l)           Variable Rate Transaction.  During the two year period commencing on the Closing Date, the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement to effect, any Subsequent Placement involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).  Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(m)           Corporate Existence.  So long as Buyer owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(n)           Participation Right. From the date hereof through the one year anniversary of the Closing Date, neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(n). The Company acknowledges and agrees that the right set forth in this Section 4(n) is a right granted by the Company, separately, to Buyer.

(i)           At least five (5) Trading Days prior to any proposed or intended Subsequent Placement, the Company shall deliver to Buyer a written notice as to whether Buyer wants to receive material, non-public information about the Company (each such notice, a “Pre-Notice”).  Upon the written request of Buyer to receive such material, non-public information within three (3) Trading Days after the Company’s delivery to Buyer of such Pre-Notice, and only upon a written request by Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with Buyer in accordance with the terms of the Offer up to an aggregate of 50% of the Offered Securities, provided that if the Company’s counterparties to a Securities Purchase Agreement dated as of January 12, 2015 and the Company’s counterparties to a Securities Purchase Agreement dated as of August 11, 2014 elect to exercise participation rights for the purchase of Offered Securities that in the aggregate exceed 50% of the Offered Securities (such percentage of Offered Securities for which the participation rights are exercised being the “Prior Participation Percentage”), then the participation right granted to the Buyer under this Section shall automatically be reduced to up to a percentage that equals the greater of (a) 100% less the Prior Participation Percentage or (b) 25% (the “Participation Amount”).

(ii)           To accept an Offer, in whole or in part, Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Participation Amount that Buyer elects to purchase (the “Notice of Acceptance”). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after Buyer’s receipt of such new Offer Notice.

(iii)           The Company shall have ten (10) days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by Buyer (the “Refused Securities”) pursuant to the participation right set forth in the Securities Purchase Agreement dated as of January 12, 2015, by and among the Company and the investors listed on the schedule of buyers attached thereto, or pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but then only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)           In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(o)(iii) above), then Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that Buyer elected to purchase pursuant to Section 4(n)(iii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyer pursuant to this Section 4(n) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyer in accordance with Section 4(n)(i) above.

(v)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, Buyer shall acquire from the Company, and the Company shall issue to Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance. The purchase by Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to Buyer and its counsel.

(vi)           Any Offered Securities not acquired by Buyer or other Persons in accordance with this Section 4(n) may not be issued, sold or exchanged until they are again offered to Buyer under the procedures specified in this Agreement.

(vii)           The Company and Buyer agree that if Buyer elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver or release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

(viii)           Notwithstanding anything to the contrary in this Section 4(n) and unless otherwise agreed to by Buyer, the Company shall either confirm in writing to Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by Buyer, such transaction shall be deemed to have been abandoned and Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries and any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and Buyer or any of its affiliates, on the other hand, shall terminate. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide Buyer with another Offer Notice in accordance with, and subject to, the terms of this Section 4(n) and Buyer will again have the right of participation set forth in this Section 4(n). The Company shall not be permitted to deliver more than one Offer Notice to Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(n)(ii).

(ix)           The restrictions contained in this Section 4(n) shall not apply in connection with the issuance of any Excluded Securities.

(o)           Use of Proceeds. The Company shall use the proceeds from the sale of the Securities solely for working capital, sales and marketing and research and development, but not for (i) the repayment of any outstanding indebtedness of the Company or any of its Subsidiaries or (ii) the redemption or repurchase of any of its or its Subsidiaries’ equity securities.

(p)           [Reserved].

(q)           Closing Documents. On or prior to twenty (20) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to Buyer and Vinson & Elkins a complete closing set of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 6 hereof or otherwise.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)           Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Common Shares and the Warrants in which the Company shall record the name and address of the Person in whose name the Common Shares and the Warrants have been issued (including the name and address of each transferee), the number of Common Shares held by such Person and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of Buyer or its legal representatives.

(b)           Transfer Agent Instructions.  The Company shall issue irrevocable instructions to the Transfer Agent in the form previously provided to the Company (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, without restriction and registered in the name of Buyer or its nominee(s), for the Common Shares and the Warrant Shares in such amounts as specified from time to time by Buyer to the Company upon delivery of the Common Shares or the exercise of the Warrants (as the case may be).  The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company.  If Buyer effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(c)           Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

6.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

(a)           The obligation of Buyer hereunder to purchase its applicable Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date and in respect of the Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)           The Company shall have duly executed and delivered to Buyer each of the Transaction Documents to which it is a party.

(ii)           The Company shall provide to Buyer satisfactory evidence from the Secretary of State of its jurisdiction of formation that the Company has been formed and is in good standing and shall deliver to Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days prior to the Closing Date.

(iii)           The Company shall have delivered to Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify as of a date within ten (10) days prior to the Closing Date.

(iv)           The Company shall have delivered to Buyer a certified copy of the true and correct Certificate of Incorporation as of the date hereof and shall deliver a certified copy from the Nevada Secretary of State as of a date within ten (10) days prior to the Closing Date.

(v)           The Company shall have delivered to Buyer a certificate, in the form reasonably acceptable to Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to Buyer, (ii) Certificate of Incorporation, and (iii) the Bylaws of the Company, in each case, as in effect at the Closing.

(vi)           Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except that (1) representations and warranties that speak as of a specific date shall be true and correct in all material respects as of such date and (2) representations and warranties that are qualified by material, Material Adverse Effect or other similar materiality qualifiers shall be true and correct in all respects) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date, including, without limitation the issuance of all Securities prior to the date of such Closing as required by the Transaction Documents and the Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance as may be required to fulfill its obligations pursuant to the Transaction Documents.  Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer in the form reasonably acceptable to Buyer.

(vii)           The Company shall have delivered to Buyer a report from the Company’s transfer agent identifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(viii)           The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading or quotation on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements, if any, of the Principal Market.

(ix)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

(x)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents, and no actions, suits or proceedings shall be in progress or pending by any Person that seeks to enjoin, prohibit or otherwise adversely affect any of the transactions contemplated by the Transaction Documents.

(xi)           Since the date of execution of this Agreement, no event or series of events shall have occurred that could, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect and the Company has not filed for nor is it subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company.

(xii)           The Company shall have delivered to Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement reasonably required to consummate the transactions contemplated hereby.

(xiii)           Buyer shall have received the opinion of Sanders Ortoli Vaughn-Flam Rosenstadt LLP, the Company’s counsel, dated as of the Closing Date, in the form reasonably acceptable to Buyer.

(xiv)           A copy of the Irrevocable Transfer Agent Instructions, in the form previously provided to the Company, and which have been delivered to and acknowledged in writing by the Transfer Agent.

7.	TERMINATION.

In the event that the Closing shall not have occurred with respect to Buyer within three (3) Trading Days after the date hereof, then Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of Buyer to any other party; provided, however, (i) the right to terminate its obligations under this Agreement pursuant to this Section 7 shall not be available to Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Common Shares and the Warrants shall be applicable only to Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse Buyer for the expenses described in Section 4(f) above.  Notwithstanding anything to the contrary above, nothing contained in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

8.	MISCELLANEOUS.

(a)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York.

(b)           Arbitration; Remedies Cumulative; Specific Performance.

(i)           Any dispute, controversy, or claim arising out of, relating to, or in connection with this Agreement, including but not limited to the issue of whether or not a dispute is arbitrable, or the breach, termination, or validity of this Agreement, shall be finally settled by arbitration.  The arbitration shall be conducted in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”), including the AAA’s Procedures for Large, Complex Commercial Disputes, in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties.  The seat of the arbitration shall be New York, New York, and it shall be conducted in the English language.  The parties consent to the jurisdiction of the federal or state courts in New York, New York for the limited purpose of enforcing this agreement to arbitrate.  The arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code.  The parties agree that irreparable damage would occur to Buyer in the event that the Company may fail or fails to comply with the provisions of this Agreement.  Accordingly and without otherwise limiting the requirement of mandatory arbitration imposed hereunder, Buyer may seek from any court having jurisdiction any interim or provisional relief (without the necessity of posting bond) that may be necessary to protect its interests under this Agreement, pending the arbitral tribunal’s final determination of the merits of the controversy.  Notwithstanding anything to the contrary in the Warrants, so long as Buyer holds any Warrant or any Warrant Shares, this Section 8(b) will apply to such Warrants and Warrant Shares.

(ii)           The arbitration shall be conducted by three arbitrators.  The claimant shall appoint an arbitrator in its request for arbitration.  The respondent shall appoint an arbitrator within twenty (20) days of the receipt of the request for arbitration.  The two arbitrators shall appoint a third arbitrator, who shall act as chair of the tribunal, within twenty (20) days after the appointment of the second arbitrator.  If any of the three arbitrators is not appointed within the time prescribed above, then the AAA shall appoint that arbitrator from its Large, Complex Commercial Case Panel.  The chair of the tribunal shall be a citizen of the United States.

(iii)           In addition to the authority conferred on the arbitration tribunal by the Rules, the arbitration tribunal shall have the authority to order such production of documents, generally consistent with the discovery permitted under the Federal Rules of Civil Procedure, as may reasonably be requested by either party or by the tribunal itself.  In addition, either party may request a reasonable number of depositions of party witnesses.

(iv)           The parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the tribunal, the AAA, the parties, their counsel, accountants and auditors, insurers and re-insurers, and any person necessary to the conduct of the proceeding.  The confidentiality obligations shall not apply (i) if disclosure is required by law, or in judicial or administrative proceedings, or (ii) as far as disclosure is necessary to enforce the rights arising out of the award.

(v)           The arbitration award shall be final and binding on the parties.  Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(vi)           In order to facilitate the comprehensive resolution of related disputes, and upon request of any party to the arbitration proceeding, the arbitration tribunal may consolidate the arbitration proceeding with any other arbitration proceeding involving any of the parties hereto relating to this Agreement.  The arbitration tribunal shall not consolidate such arbitrations unless it determines that (A) there are issues of fact or law common to the related proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (B) no party would be prejudiced as a result of such consolidation through undue delay or otherwise.

(vii)           The rights and remedies of the parties hereto shall be cumulative (and not alternative).  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement, for the benefit of any other party to this Agreement: (A) such other party shall be entitled (in addition to any other remedy that may be available to it) to: (y) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (z) an injunction restraining such breach or threatened breach; and (B) such other party shall not be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or legal proceeding.

(c)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(d)           Headings; Gender; Certain Meanings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.  When used herein, the words “law,” “rule,” “regulation” and the like means all applicable laws, rules and regulations, domestic or foreign, state, provincial, local or self-regulatory, including without limitation as to all applicable laws, rules and regulations of or related to the United States, applicable states, the SEC, and the Principal Market.

(e)           Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)           Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, their Affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to), (i) have any effect on any agreements Buyer has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and Buyer and all such agreements shall continue in full force and effect.  Except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  For clarification purposes, the Recitals are part of this Agreement.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of Common Shares or all holders of the Warrants (as the case may be).  The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise.  As a material inducement for Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence investigation conducted by Buyer or its advisors, if any, or its representatives shall affect Buyer’s right to rely on, or modify or qualify any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, (ii) nothing contained in the Registration Statement, the Prospectus or the Prospectus Supplement shall affect Buyer’s right to rely on, or modify or qualify any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (iii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Buyer’s right to rely on, or modify or qualify any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(g)           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); and (iv) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers and email addresses for such communications shall be:

If to the Company:

TapImmune Inc.
1551 Eastlake Avenue East
Suite 100
Seattle, Washington 98102
Telephone:  (206) 504-7278
Facsimile:  212 826-9307
Email: gwilson@tapimmune.com
Attention:  Chief Executive Officer

With a copy (for informational purposes only) to:

Sanders Ortoli Vaughn-Flam Rosenstadt LLP
501 Madison Avenue – 14th Floor
New York, New York 10022
Telephone:  (212) 588-0022
Facsimile:  (212) 826-9307
Email: wsr@sovrlaw.com
Attention:  William Rosenstadt, Esq.

If to the Transfer Agent:

Island Stock Transfer
1550 Roosevelt Blvd Suite 301
Clearwater Florida 33760
Telephone:  727-289-0010
Facsimile: 727-289-0069
Email: micah@spartansecurities.com
Attention:  Micah Eldred

If to Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.  A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(h)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee of any of the Securities.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer.  Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be Buyer hereunder with respect to such assigned rights.

(i)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(l).

(j)           Survival.  The representations, warranties, agreements and covenants shall survive the Closing.  Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)           Indemnification.

(i)           In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents, (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure properly made by Buyer pursuant to Section 4(h), or (iv) the status of Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)           Promptly after receipt by an Indemnitee under this Section 8(l) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(l), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee.  The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability.  The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.  The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(l), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.
(iii)           The indemnification required by this Section 8(l) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv)           The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(m)           Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.  Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(n)           Remedies.  Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer.  The Company therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(o)           Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(p)           Independent Nature of Buyer’ Obligations and Rights.  The obligations of Buyer under the Transaction Documents are several and not joint with the obligations of any other buyer of the Company’s securities, and Buyer shall not be responsible in any way for the performance of the obligations any other buyer of the Company’s securities.  Nothing contained herein or in any other Transaction Document, and no action taken by Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyer and any other buyer of the Company’s securities as, and the Company acknowledges that the Buyer and any other buyer of the Company’s securities do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyer and any other buyer of the Company’s securities are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyer and any other buyer of the Company’s securities are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of Buyer to purchase Securities pursuant to the Transaction Documents has been made by Buyer independently of any other buyer of the Company’s securities.  Buyer acknowledges that no other buyer of the Company’s securities has acted as agent for Buyer in connection with Buyer making its investment hereunder and that no other buyer of the Company’s securities will be acting as agent of Buyer in connection with monitoring Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Company and Buyer confirms that Buyer has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other buyer of the Company’s securities to be joined as an additional party in any proceeding for such purpose.

(q)           Payment Set Aside; Currency.  To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.  Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.  All amounts denominated in other currencies (if any) shall be converted in the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
TAPIMMUNE INC. By: /s/ Glynn Wilson Name: Glynn Wilson Title: CEO

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:
EASTERN CAPITAL LIMITED By: /s/ Mark VanDevelde Mark VanDevelde Director

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)

Buyer	Address and Facsimile Number	Number of Shares of Common Stock	Number of Series A-1 Warrant Shares	Number of Series B-1 Warrant Shares	Number of Series D-1 Warrant Shares	Number of Series C-1 Warrant Shares	Number of Series E-1 Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number

Eastern Capital Limited	Physical Address (For Courier): 89 Nexus Way, 3rd Floor, Suite #8303 Camana Bay Grand Cayman CAYMAN ISLANDS Mailing Address: 10 Market Street, #773 Camana Bay Grand Cayman KY1-9006 CAYMAN ISLANDS Facsimile: 345-945-1531	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	$1,000,000	Vinson & Elkins L.L.P. 2801 Via Fortuna, Suite 100, Austin, Texas 78746 Attn: Milam F. Newby Facsimile: (512) 236-3240

Exhibit A

Form of Series A-1 Warrant

Exhibit B

Form of Series B-1 Warrant

Exhibit C

Form of Series C-1 Warrant

Exhibit D

Form of Series D-1 Warrant

Exhibit E

Form of Series E-1 Warrant